Exhibit 21.1

LIST OF SUBSIDIARIES

Company Name	Jurisdiction of Incorporation or Organization
AAF II Sidecar GP, LLC	Delaware
AB Florence ASPF GP, LLC	Delaware
Abingworth Bioventures 8 GP LP	Scotland
Abingworth Bioventures GP Limited	England & Wales
Abingworth Bioventures V GP limited	Scotland
Abingworth CCD 2 General Partner LLP	Scotland
Abingworth CCD General Partner LLP	Scotland
Abingworth CCD GP Limited	England & Wales
Abingworth Clinical Co-Development Fund 2 GP LP	Scotland
Abingworth General Partner 8 LLP	Scotland
Abingworth General Partner VI LLP	Scotland
Abingworth General Partner VII LLP	Scotland
Abingworth German Designated LP Corp.	Delaware
Abingworth LLP	England & Wales
Abingworth Second Partner Limited	England & Wales
ABV 9 GP Cayman, L.P.	Cayman Islands
ABV 9 GP LP	Delaware
ABV 9 Holdings, L.L.C.	Delaware
ABV 9 Lux GP S.à r.l.	Luxembourg
ACCD 3 GP LP	Delaware
ACCD 3 Holdings, L.L.C.	Delaware
ACCD 3 Lux GP S.à r.l.	Luxembourg
ACP 2021 Agg. GP, LLC	Delaware
ACP 2022 Agg. GP, LLC	Delaware
ACP 2023 Agg. GP B.V.	Netherlands
ACP 2023 Agg. GP, LLC	Delaware
ACP 2024 Agg. GP, LLC	Delaware
ACP 2025 Agg. GP, LLC	Delaware
ACP Quest GP B.V.	Netherlands
A-F Torano (JPY) Fund, L.P.	Cayman Islands
A-F Torano (JPY) GP, L.P.	Delaware
Alp CFO 2024 (Feeder) GP, LLC	Delaware
Alp CFO 2024 GP, LLC	Delaware
Alp CFO 2025 (Feeder) GP, LLC	Delaware
Alp CFO 2025 (Onshore Feeder) A, L.P.	Delaware
Alp CFO 2025 (Onshore Feeder), L.P.	Delaware
Alp CFO 2025 GP, LLC	Delaware
Alp CFO 2025, L.P.	Delaware
Alp Holdings Coöperatief U.A.	Netherlands

Company Name	Jurisdiction of Incorporation or Organization
ALP JP Co-Investment GP, L.P.	Delaware
ALP JP GP B.V.	Netherlands
ALP L Global GP B.V.	Netherlands
ALP L Global GP, L.P.	Delaware
AlpInvest A GP B.V.	Netherlands
AlpInvest A GP, L.P.	Delaware
AlpInvest A GP, S.à r.l.	Luxembourg
AlpInvest Access GP LLC	Delaware
AlpInvest Access II GP B.V.	Netherlands
AlpInvest Access II GP, L.P.	Delaware
AlpInvest Access III GP, L.P.	Delaware
AlpInvest Access IV GP, L.P.	Delaware
AlpInvest Access SSMA IV GP B.V.	Netherlands
AlpInvest AF B.V.	Netherlands
AlpInvest AF II B.V.	Netherlands
AlpInvest Andes GP, LLC	Delaware
AlpInvest ASF VII G Sidecar GP, LLC	Delaware
AlpInvest ASF VII Sidecar GP, LLC	Delaware
AlpInvest ASF VII Top Castle Sidecar GP, LLC	Delaware
AlpInvest ASR GP, LLC	Delaware
AlpInvest Atom GP L.P.	Delaware
AlpInvest Atom II GP, L.P.	Delaware
AlpInvest Atom II Lux GP S.à r.l.	Luxembourg
AlpInvest Atom II Ultimate GP, LLC	Delaware
AlpInvest Atom Lux GP S.à r.l	Luxembourg
AlpInvest C GP, LLC	Delaware
AlpInvest C II GP, L.P.	Delaware
AlpInvest Cendana I GP B.V.	Netherlands
AlpInvest Cendana I GP, L.P.	Delaware
AlpInvest Chesapeake SCF I GP B.V.	Netherlands
AlpInvest Chesapeake SCF I GP, LP	Delaware
AlpInvest CI IX B.V.	Netherlands
AlpInvest CI VII B.V.	Netherlands
AlpInvest CI VIII B.V.	Netherlands
AlpInvest Co-Investment IX GP, L.P.	Delaware
AlpInvest Co-Investment IX Lux GP S.à r.l.	Luxembourg
AlpInvest Co-Investment IX Ultimate GP, LLC	Delaware
AlpInvest Co-Investment Ultimate GP I, LLC	Delaware
AlpInvest Co-Investment VII GP LLC	Delaware
AlpInvest Co-Investment VII Lux GP S.à r.l.	Luxembourg
AlpInvest Co-Investment VIII GP, L.P.	Delaware
AlpInvest Co-Investment VIII Lux GP S.à r.l.	Luxembourg
AlpInvest Condor GP B.V.	Netherlands

Company Name	Jurisdiction of Incorporation or Organization
AlpInvest Condor GP, L.P.	Delaware
AlpInvest Condor Lux GP, S.à r.l.	Luxembourg
AlpInvest Corient GP, LLC	Delaware
AlpInvest CPEP GP B.V.	Netherlands
AlpInvest CPEP GP, LLC	Delaware
AlpInvest CW GP IV, B.V.	Netherlands
AlpInvest CWS GP B.V.	Netherlands
AlpInvest CWS GP II B.V.	Netherlands
AlpInvest CWS GP III B.V.	Netherlands
AlpInvest CWS GP, S.à r.l.	Luxembourg
AlpInvest Edison GP B.V.	Netherlands
AlpInvest Edison GP, LLC	Delaware
AlpInvest Falcon SCF I C.V.	Netherlands
AlpInvest Falcon SCF I GP B.V.	Netherlands
AlpInvest Falcon SCF I GP, L.P.	Delaware
AlpInvest Falcon SCF I, L.P.	Delaware
AlpInvest FC Credit GP, LLC	Delaware
AlpInvest FCR Secondaries GP, LLC	Delaware
AlpInvest FCR Secondaries II GP, LLC	Delaware
AlpInvest Finance Street GP, LLC	Delaware
AlpInvest Finance Street II GP, L.P.	Delaware
AlpInvest Fondo B.V.	Netherlands
AlpInvest FS GP B.V.	Netherlands
AlpInvest FS II GP B.V.	Netherlands
AlpInvest G Co-Investment GP, LLC	Delaware
AlpInvest G GP B.V.	Netherlands
AlpInvest G GP S.à r.l.	Luxembourg
AlpInvest G II GP B.V.	Netherlands
AlpInvest G II GP S.à r.l.	Luxembourg
AlpInvest G Secondary GP, LLC	Delaware
AlpInvest G Secondary II GP, L.P.	Delaware
AlpInvest GA B.V.	Netherlands
AlpInvest GGG B.V.	Netherlands
AlpInvest GGG II B.V.	Netherlands
AlpInvest GGG II GP, LLC	Delaware
AlpInvest GGG III B.V.	Netherlands
AlpInvest GGG III GP, L.P.	Delaware
AlpInvest Global Advantage GP, LLC	Delaware
AlpInvest Global Private Equity Program III, LLC	Delaware
AlpInvest GRIO GP B.V.	Netherlands
AlpInvest GRIO GP II B.V.	Netherlands
AlpInvest GRIO GP II, L.P.	Delaware
Alpinvest GRIO GP, LLC	Delaware

Company Name	Jurisdiction of Incorporation or Organization
AlpInvest Harvest GP, L.P.	Delaware
AlpInvest HLI GP B.V.	Netherlands
AlpInvest HLI GP, L.P.	Delaware
AlpInvest HLI II GP, L.P.	Delaware
AlpInvest IIF GP LLC	Delaware
AlpInvest Indiana GP, LLC	Delaware
AlpInvest Indiana Venture GP, LLC	Delaware
AlpInvest Indiana-A GP, LLC	Delaware
Alpinvest Indigo Co-Invest GP, LLC	Delaware
AlpInvest Indigo SCF I CI GP, L.P.	Delaware
AlpInvest Indigo SCF I GP, L.P.	Delaware
AlpInvest INext GP, LLC	Delaware
AlpInvest Investments B.V.	Netherlands
AlpInvest J GP B.V.	Netherlands
AlpInvest J GP, LLC	Delaware
AlpInvest J II GP B.V.	Netherlands
AlpInvest J II GP, L.P.	Delaware
AlpInvest J III GP B.V.	Netherlands
AlpInvest J III GP, L.P.	Delaware
AlpInvest KP GP B.V.	Netherlands
AlpInvest KP GP S.à r.l.	Luxembourg
AlpInvest KP II GP B.V.	Netherlands
AlpInvest KP II GP, L.P.	Delaware
AlpInvest KP II GP, S.à r.l.	Luxembourg
AlpInvest LIVE GP B.V.	Netherlands
AlpInvest Live GP LLC	Delaware
AlpInvest M Capital Fund GP, LLC	Delaware
AlpInvest M Co II GP B.V.	Netherlands
AlpInvest M Co II GP, L.P.	Delaware
AlpInvest M Co III GP B.V.	Netherlands
AlpInvest M Co III GP, L.P.	Delaware
AlpInvest M GP B.V.	Netherlands
AlpInvest M Secondaries GP B.V.	Netherlands
AlpInvest M Secondaries GP, L.P.	Delaware
AlpInvest MC Managing Member LLC	Delaware
AlpInvest Mex B.V.	Netherlands
AlpInvest Mex I LLC	Delaware
AlpInvest Mex II LLC	Delaware
AlpInvest Mich B.V.	Netherlands
AlpInvest Mich SPV B.V.	Netherlands
AlpInvest MMBO Holdings GP, LLC	Delaware
AlpInvest Multi-Strategy Ultimate GP I, LLC	Delaware
AlpInvest N GP (Asia) B.V.	Netherlands

Company Name	Jurisdiction of Incorporation or Organization
AlpInvest N GP (Asia), L.P.	Delaware
AlpInvest N GP B.V.	Netherlands
AlpInvest N GP, L.P.	Delaware
AlpInvest N II GP B.V.	Netherlands
AlpInvest N II GP, L.P.	Delaware
AlpInvest North Rush GP, LLC	Delaware
AlpInvest North Rush II GP, LLC	Delaware
AlpInvest North Rush III GP, L.P.	Delaware
AlpInvest North Rush IV GP, L.P.	Delaware
AlpInvest NPE GP B.V.	Netherlands
AlpInvest NPE GP LLC	Delaware
AlpInvest NPE GP S.à.r.l.	Luxembourg
AlpInvest NPE II GP, LLC	Delaware
AlpInvest P GP B.V.	Netherlands
AlpInvest P II GP B.V.	Netherlands
AlpInvest Partners 2003 BV	Netherlands
AlpInvest Partners 2006 BV	Netherlands
AlpInvest Partners 2008 B.V.	Netherlands
AlpInvest Partners 2009 B.V.	Netherlands
AlpInvest Partners 2011 B.V.	Netherlands
AlpInvest Partners 2011 LLC	Delaware
AlpInvest Partners 2012 I BV	Netherlands
AlpInvest Partners 2012 II B.V.	Netherlands
AlpInvest Partners 2012 LLC	Delaware
AlpInvest Partners 2014 I B.V.	Netherlands
AlpInvest Partners 2014 II B.V.	Netherlands
AlpInvest Partners 2014 LLC	Delaware
AlpInvest Partners 2016 II B.V.	Netherlands
AlpInvest Partners 2017 II B.V.	Netherlands
AlpInvest Partners 2018 II B.V.	Netherlands
AlpInvest Partners 2019 II B.V.	Netherlands
AlpInvest Partners 2020 II B.V.	Netherlands
AlpInvest Partners 2020/2021 GP I LLC	Delaware
AlpInvest Partners B.V.	Netherlands
AlpInvest Partners Beheer 2006 BV	Netherlands
AlpInvest Partners Clean Technology Investments 2007-2009 BV	Netherlands
AlpInvest Partners Clean Technology Investments 2010-2011 BV	Netherlands
AlpInvest Partners Co-Investments 2015 I B.V.	Netherlands
AlpInvest Partners Co-Investments 2015 I SPV B.V.	Netherlands
AlpInvest Partners Co-Investments 2015 II B.V.	Netherlands
AlpInvest Partners Co-Investments 2015 II SPV B.V.	Netherlands
AlpInvest Partners Co-Investments 2016 I B.V.	Netherlands
AlpInvest Partners Co-Investments BV	Netherlands

Company Name	Jurisdiction of Incorporation or Organization
AlpInvest Partners Direct Investments 2003 BV	Netherlands
AlpInvest Partners Direct Investments BV	Netherlands
AlpInvest Partners Direct Secondary Investments BV	Netherlands
AlpInvest Partners Fund Investments 2003 BV	Netherlands
AlpInvest Partners Fund Investments 2006 BV	Netherlands
AlpInvest Partners Fund Investments 2009 BV	Netherlands
AlpInvest Partners Fund Investments 2011 B.V.	Netherlands
AlpInvest Partners Fund Investments 2012 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2012 II B.V.	Netherlands
AlpInvest Partners Fund Investments 2013 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2013 II B.V.	Netherlands
AlpInvest Partners Fund Investments 2014 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2014 II B.V.	Netherlands
AlpInvest Partners Fund Investments 2015 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2015 II B.V.	Netherlands
AlpInvest Partners Fund Investments BV	Netherlands
AlpInvest Partners Fund of Funds Custodian IIA BV	Netherlands
AlpInvest Partners Fund of Funds Management IIA BV	Netherlands
AlpInvest Partners Later Stage Co-Investments Custodian II BV	Netherlands
AlpInvest Partners Later Stage Co-Investments Custodian IIA BV	Netherlands
AlpInvest Partners Later Stage Co-Investments Management II BV	Netherlands
AlpInvest Partners Later Stage Co-Investments Management IIA BV	Netherlands
AlpInvest Partners Limited	Hong Kong
AlpInvest Partners LLP	England & Wales
AlpInvest Partners Mezzanine 2012-2014 B.V.	Netherlands
AlpInvest Partners Mezzanine Investments 2005/2006 BV	Netherlands
AlpInvest Partners Mezzanine Investments 2007/2009 BV	Netherlands
AlpInvest Partners Pte. Ltd.	Singapore
AlpInvest Partners S.r.l.	Italy
AlpInvest Partners Secondary Investments 2015 I B.V.	Netherlands
AlpInvest Partners Secondary Investments 2015 II B.V.	Netherlands
AlpInvest Partners Secondary Investments 2016 I B.V.	Netherlands
AlpInvest Partners Secondary Investments 2018/2019 I B.V.	Netherlands
AlpInvest Partners US Mezzanine Investments BV	Netherlands
Alpinvest Partnership Fund GP S.à r.l.	Luxembourg
AlpInvest PEP GP B.V.	Netherlands
AlpInvest PG 2022 GP B.V.	Netherlands
AlpInvest Phoenix SCF I GP, L.P.	Delaware
Alpinvest PM GP B.V.	Netherlands
AlpInvest PM GP, L.P.	Delaware
AlpInvest Primary Co-Invest LLC	Delaware
AlpInvest Primary Non-US Co-Invest, L.P.	Cayman Islands
AlpInvest Primary Ultimate GP I, LLC	Delaware

Company Name	Jurisdiction of Incorporation or Organization
AlpInvest Primary US Co-Invest, L.P.	Cayman Islands
AlpInvest Private Equity Investment Management, LLC	Delaware
AlpInvest Private Equity Program 2017 GP, LLC	Delaware
AlpInvest Private Equity Program 2018 GP, LLC	Delaware
AlpInvest Private Equity Program 2020 GP, L.P.	Delaware
AlpInvest Private Equity Program 2021 GP, L.P.	Delaware
AlpInvest Private Equity Program 2022 GP, L.P.	Delaware
AlpInvest Private Equity Program GP LLC	Delaware
Alpinvest PSS GP B.V.	Netherlands
AlpInvest PSS GP, LLC	Delaware
AlpInvest PSS II GP, L.P.	Delaware
AlpInvest RedC GP B.V.	Netherlands
AlpInvest RedC GP, L.P.	Delaware
AlpInvest Roman GP B.V.	Netherlands
AlpInvest RV, LLC	Cayman Islands
AlpInvest Secondaries Merlion GP B.V.	Netherlands
AlpInvest Secondaries Merlion GP, L.P.	Delaware
AlpInvest Secondaries V GP, LLC	Delaware
AlpInvest Secondaries VI GP LLC	Delaware
AlpInvest Secondaries VI Lux GP S.à r.l.	Luxembourg
AlpInvest Secondaries VII GP, L.P.	Delaware
AlpInvest Secondaries VII Lux GP S.à r.l.	Luxembourg
AlpInvest Secondaries VIII GP, L.P.	Delaware
AlpInvest Secondaries VIII Lux GP S.à r.l.	Luxembourg
AlpInvest Secondaries VIII Ultimate GP, LLC	Delaware
AlpInvest Secondary Ultimate GP I, LLC	Delaware
AlpInvest Seed GP, L.P.	Delaware
AlpInvest Seed II GP, L.P.	Delaware
AlpInvest SF V B.V.	Netherlands
AlpInvest SF VI B.V.	Netherlands
AlpInvest SF VII B.V.	Netherlands
AlpInvest SF VIII B.V.	Netherlands
AlpInvest SIG Fund GP, LLC	Delaware
AlpInvest SIG GP B.V.	Netherlands
AlpInvest SIG GP II B.V.	Netherlands
AlpInvest SIG II GP, LLC	Delaware
AlpInvest SISS I GP, L.P.	Delaware
AlpInvest SPF II B.V.	Netherlands
AlpInvest Spire GP, L.P.	Delaware
AlpInvest Strategic Portfolio Finance II GP, LP	Delaware
AlpInvest Strategic Portfolio Finance II Lux GP S.à r.l.	Luxembourg
AlpInvest Strategic Portfolio Finance II Ultimate GP, LLC	Delaware
AlpInvest Strategic Portfolio Finance III GP, L.P.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
AlpInvest Strategic Portfolio Finance III Ultimate GP, LLC	Delaware
AlpInvest Strategic Portfolio Finance Ultimate GP I, LLC	Delaware
AlpInvest Swan GP, B.V.	Netherlands
AlpInvest UK Holdings, LLC	Delaware
AlpInvest United B.V.	Netherlands
AlpInvest US Co-Investment Access GP LLC	Delaware
AlpInvest US Holdings, LLC	Delaware
AlpInvest VG GP B.V.	Netherlands
AlpInvest Victoria Growth Portfolio GP, L.P.	Delaware
AlpInvest WB GP, L.P.	Delaware
Alplnvest Partners Secondary Investments 2020/2021 I B.V.	Netherlands
AMC 2012 Holdings Ltd.	Cayman Islands
AMC 2012 Ltd.	Cayman Islands
AMC 2013 Holdings Ltd.	Cayman Islands
AMC 2013 Ltd.	Cayman Islands
AMC 2014 Holdings Ltd.	Cayman Islands
AMC 2014 Ltd.	Cayman Islands
AMC 2015 Holdings Ltd.	Cayman Islands
AMC 2015 Ltd.	Cayman Islands
AP 2011-2014 SLP Ltd	Cayman Islands
AP 2014-2016 SLP Ltd.	Cayman Islands
AP Account Management B.V.	Netherlands
AP B.V.	Netherlands
AP Co-Invest 2016-2020 SLP Ltd.	Cayman Islands
AP H Secondaries B.V.	Netherlands
AP Harvest GP B.V.	Netherlands
AP INPRS SLP Ltd.	Cayman Islands
AP M GP, LLC	Delaware
AP P GP, LLC	Delaware
AP P II GP, L.P.	Delaware
AP Primary 2017-2021 SLP Ltd.	Cayman Islands
AP Private Equity Investments I B.V.	Netherlands
AP Private Equity Investments III B.V.	Netherlands
AP World Fund B.V.	Netherlands
Apollo Aviation Acquisitions, LLC	Florida
Apollo Aviation Lease Management, LLC	Delaware
ASCP Hyperion GP, LLC	Delaware
ASCP Hyperion SPV GP, LLC	Delaware
ASCP Hyperion SPV, L.P.	Delaware
ASCP Hyperion, L.P.	Delaware
ASCP Member GP II, LLC	Delaware
ASCP Member GP, LLC	Delaware
ASCP Oakland GP, L.P.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
ASCP Orchard GP, LLC	Delaware
ASCP Orchard SPV GP, LLC	Delaware
ASCP Orchard SPV, L.P.	Delaware
ASCP Orchard, LP	Delaware
ASF V Co-Invest Holding Ltd.	Cayman Islands
ASF V Co-Invest Ltd.	Cayman Islands
ASF VII Access Sidecar GP, LLC	Cayman Islands
ASF VIII Sidecar GP B.V.	Netherlands
ASF VIII Sidecar GP, LLC	Delaware
ASF/ASPF K GP, LLC	Delaware
ASP 2021 Agg. GP, LLC	Delaware
ASP 2022 Agg. GP, LLC	Delaware
ASP 2023 Agg. GP, LLC	Delaware
ASP 2024 Agg. GP, LLC	Delaware
ASP 2025 Agg. GP, LLC	Delaware
ASP Catalyst GP, L.P.	Delaware
ASP Orkney GP, L.P.	Delaware
ASP Orkney, L.P.	Delaware
ASP Ross GP, L.P.	Delaware
ASP Sunrise GP LLC	Delaware
ASP Thunderball B.V.	Netherlands
ASP VI 2016-2020 SLP Ltd.	Cayman Islands
ASP VII GP Co, LLC	Delaware
ASPF Fairway GP, LLC	Delaware
ASPF Fossil GP, LLC	Delaware
ASPF I Co GP, LLC	Delaware
ASPF II 2022 - I GP, LLC	Delaware
ASPF II Main Sidecar GP, LLC	Delaware
ASPF II Sidecar GP, LLC	Delaware
ASPF III - Credit Secondaries GP, L.P.	Delaware
ASPF III - Credit Secondaries Ultimate GP, LLC	Delaware
ASPF Ironman GP, LLC	Delaware
ASPF N GP, LLC	Delaware
ASPF Nova I GP, LLC	Delaware
ASPF Skyfall, B.V.	Netherlands
ASPF T GP, L.P.	Delaware
ASPF Telesto GP, LLC	Delaware
Atom Investment GP, L.L.C.	Delaware
Betacom Beheer 2004 BV	Netherlands
Betacom XLII B.V.	Netherlands
Brazil Internationalization II (Delaware), L.L.C.	Delaware
Brazil Internationalization, L.L.C.	Delaware
BRL Funding Partners, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
C/R ENERGY ILP GENERAL PARTNER LTD.	Cayman Islands
CABF Glamor 2025-1 Topco L.L.C.	Delaware
CABF Glamor 2025-1 Topco Manager L.L.C.	Delaware
CABF Guild 2025-1 Topco Manager L.L.C.	Delaware
CABI GP, L.L.C.	Delaware
CABI Strategic Partnership GP, L.L.C.	Delaware
CAF General Partner, L.P.	Delaware
CAF L.L.C.	Delaware
CAGP General Partner, L.P.	Cayman Islands
CAGP IV AIV GP, L.P.	Cayman Islands
CAGP IV General Partner, L.P.	Cayman Islands
CAGP IV, L.L.C.	Delaware
CAGP, Ltd.	Cayman Islands
CALF Holdings, Ltd.	Cayman Islands
CALF I General Partner, L.P.	Cayman Islands
CALF Investment Limited	Cayman Islands
CAP Advisors (Hong Kong) Limited	Hong Kong
CAP Growth I General Partner, L.P.	Cayman Islands
CAP Growth I, L.L.C.	Delaware
CAP Growth II General Partner, L.P.	Cayman Islands
CAP Growth II Lux GP, S.à r.l.	Luxembourg
CAP Growth II, L.L.C.	Delaware
CAP III General Partner S3, L.P.	Cayman Islands
CAP III General Partner, L.P.	Cayman Islands
CAP III S3 Ltd.	Cayman Islands
CAP III, L.L.C.	Delaware
CAP INVESTMENT HOLDINGS LIMITED	Hong Kong
CAP IV General Partner, L.P.	Cayman Islands
CAP IV Lux GP, S.à r.l.	Luxembourg
CAP IV, L.L.C.	Delaware
CAP MANAGEMENT HOLDINGS LIMITED	Hong Kong
CAP V Evergreen I GP, Ltd.	Cayman Islands
CAP V Evergreen II GP, Ltd.	Cayman Islands
CAP V General Partner, L.P.	Cayman Islands
CAP V Lux Feeder GP, S.à r.l.	Luxembourg
CAP V Luxembourg GP, S.à r.l.	Luxembourg
CAP V Odin GP, Ltd.	Cayman Islands
CAP V Odin II GP, Ltd.	Cayman Islands
CAP V, L.L.C.	Delaware
CAP VI General Partner, L.P.	Cayman Islands
CAP VI Lux GP, S.à r.l.	Luxembourg
CAP VI, L.L.C.	Delaware
CAPM (EU) GP B.V.	Netherlands

Company Name	Jurisdiction of Incorporation or Organization
CAPS (EU) GP B.V.	Netherlands
CARAV GP, L.L.C.	Delaware
CARE Engagement, Ltd.	Cayman Islands
Carlyle (Beijing) Investment Consulting Center, L.P.	China
Carlyle (Beijing) Investment Management Co., Ltd.	China
Carlyle Access GP 2014, L.L.C.	Delaware
Carlyle Access GP 2014, Ltd.	Cayman Islands
Carlyle Access GP 2015, L.L.C.	Delaware
Carlyle Access GP 2015, Ltd.	Cayman Islands
Carlyle Access GP III, L.L.C.	Delaware
Carlyle Access GP III, Ltd.	Cayman Islands
Carlyle Access GP IV, L.L.C.	Delaware
Carlyle Access GP IV, Ltd.	Cayman Islands
Carlyle Alternative Opportunities GP S1 II, L.P.	Delaware
Carlyle Alternative Opportunities GP S1, L.P.	Delaware
Carlyle Alternative Opportunities GP S2 Care, L.P.	Delaware
Carlyle Alternative Opportunities GP S2 II, L.P.	Delaware
Carlyle Alternative Opportunities GP S2, L.P.	Delaware
Carlyle Alternative Opportunities GP-GP S1, L.L.C.	Delaware
Carlyle Alternative Opportunities GP-GP, L.L.C.	Delaware
Carlyle Asia Investment Advisors Limited	Hong Kong
Carlyle Asia Limited	Hong Kong
Carlyle Asia PE Alternative Opportunities GP S2 II, L.P.	Delaware
Carlyle Asia PE Alternative Opportunities GP S2, L.P.	Delaware
Carlyle Aurora Revolving Loan Fund GP, L.L.C.	Delaware
Carlyle Aurora Revolving Loan Fund GP, L.P.	Cayman Islands
Carlyle Australia Advisors Pty Ltd.	Australia
Carlyle Australia Equity Management Pty Limited	Australia
Carlyle Australia Investment Advisors Limited	Hong Kong
Carlyle Australia Real Estate Advisors Pty Ltd	Australia
Carlyle Aviation Fund Management II LLC	Delaware
Carlyle Aviation Fund Management, LLC	Delaware
Carlyle Aviation Group, LLC	Florida
Carlyle Aviation Holdings U.S., L.L.C.	Florida
Carlyle Aviation Leasing Services LP	Cayman Islands
Carlyle Aviation Leasing Services UGP Ltd.	Cayman Islands
Carlyle Aviation Luxembourg S.à r.l.	Luxembourg
Carlyle Aviation Management Irish Holding Company Limited	Ireland
Carlyle Aviation Management Limited	Bermuda
Carlyle Aviation Management Singapore Pte. Ltd.	Singapore
Carlyle Aviation Partners LLC	Florida
Carlyle Aviation Partners Ltd.	Bermuda
Carlyle Aviation PDP Management LLC	Delaware

Company Name	Jurisdiction of Incorporation or Organization
Carlyle Aviation Runway PDP GP LLC	Delaware
Carlyle Aviation Securities Partners, LLC	Delaware
Carlyle Aviation Services II UGP Ltd.	Cayman Islands
Carlyle Aviation Services III LP	Cayman Islands
Carlyle Aviation Services III UGP Ltd.	Cayman Islands
Carlyle Aviation Services IV LP	Cayman Islands
Carlyle Aviation Services IV UGP Ltd.	Cayman Islands
Carlyle Aviation Services Limited	Cayman Islands
Carlyle Aviation Services V LP	Cayman Islands
Carlyle Aviation Services V UGP Ltd.	Cayman Islands
CARLYLE AVIATION SERVICES VI LP	Cayman Islands
Carlyle Aviation Services VII UGP Ltd.	Cayman Islands
Carlyle Aviation Services, II L.P.	Cayman Islands
Carlyle Banyan L.L.C.	Delaware
Carlyle Beratungs GmbH	Germany
Carlyle Bluebird SMA General Partner, L.P.	Cayman Islands
Carlyle Bluebird SMA, L.L.C.	Delaware
Carlyle Bonus Holdings L.L.C.	Delaware
Carlyle Brasil Consultoria em Investimentos Ltda.	Brazil
Carlyle Bravo Credit SLP L.L.C.	Delaware
Carlyle Bravo Credit Special Limited Partner L.P.	Cayman Islands
Carlyle Capital Coinvestment Partners, L.P.	Delaware
Carlyle Cavalier GP, L.L.C.	Delaware
Carlyle Cavalier GP, L.P.	Delaware
Carlyle China Realty GP, L.P.	Cayman Islands
Carlyle China Realty Ltd.	Cayman Islands
Carlyle CIM Agent, L.L.C.	Delaware
Carlyle CLO GP, L.L.C.	Delaware
Carlyle CLO ILP GP, L.L.C.	Delaware
Carlyle CLO Investment Holdings, L.P.	Delaware
Carlyle CLO Management Europe LLC	Delaware
Carlyle CLO Management L.L.C.	Delaware
Carlyle CLO Partners GP, L.L.C.	Cayman Islands
Carlyle CLO Partners Manager, L.L.C	Delaware
Carlyle CLOP GP, L.L.C.	Delaware
Carlyle Commodity Management, L.L.C.	Delaware
Carlyle Credit K Fund GP, L.L.C.	Delaware
Carlyle Credit Opportunities TX Co-Invest Manager, L.L.C.	Delaware
Carlyle Direct Alternative Opportunities Care GP, L.L.C.	Delaware
Carlyle Direct Alternative Opportunities GP S1, L.L.C.	Delaware
Carlyle Direct Alternative Opportunities GP, L.L.C.	Delaware
Carlyle Direct Alternative Opportunities II GP, L.L.C.	Delaware
Carlyle Direct Alternative Opportunities II GP, L.P.	Cayman Islands

Company Name	Jurisdiction of Incorporation or Organization
Carlyle Direct Alternative Opportunities II S1 GP, L.P.	Delaware
Carlyle Direct Lending Drawdown CLO 2022-1 GP, L.L.C.	Delaware
Carlyle Direct Lending Drawdown CLO 2023-2, LLC	Delaware
Carlyle Direct Lending Fund GP, L.L.C.	Delaware
Carlyle Direct Lending W Fund GP, L.L.C.	Cayman Islands
Carlyle Diversified Infrastructure GP S1, L.L.C.	Delaware
Carlyle Diversified Infrastructure GP, L.L.C.	Delaware
Carlyle Diversified Infrastructure Lux GP, S.à r.l.	Luxembourg
Carlyle Diversified Infrastructure Managing GP, L.P.	Ontario
Carlyle Diversified Infrastructure Master Fund III, S.C.Sp.	Luxembourg
Carlyle EDLF Note Issuer General Partner Ltd.	Cayman Islands
Carlyle EPE Alternative Opportunities GP S2 II, L.P.	Delaware
Carlyle Equity Opportunity GP AIV Cayman, L.P.	Cayman Islands
Carlyle Equity Opportunity GP AIV, L.L.C.	Delaware
Carlyle Equity Opportunity GP AIV, L.P.	Delaware
Carlyle Equity Opportunity GP, L.L.C.	Delaware
Carlyle Equity Opportunity GP, L.P.	Delaware
Carlyle Equity Opportunity GP-S1, L.P.	Delaware
Carlyle ETPE Alternative Opportunities GP S2, L.P.	Delaware
Carlyle Euro CLO 2017-1 Designated Activity Company	Ireland
Carlyle Euro CLO 2017-3 Designated Activity Company	Ireland
Carlyle Euro CLO 2018-1 Designated Activity Company	Ireland
Carlyle Euro CLO 2024-1 Designated Activity Company	Ireland
Carlyle Euro CLO 2024-2 Designated Activity Company	Ireland
Carlyle Euro CLO 2025-1 Designated Activity Company	Ireland
Carlyle Euro CLO 2025-2 Designated Activity Company	Ireland
Carlyle Euro CLO 2025-CE Designated Activity Company	Ireland
Carlyle Euro CLO 2025-DE Designated Activity Company	Ireland
Carlyle Euro DL Aggregator GP, L.L.C.	Delaware
Carlyle Europe Real Estate St. Lazare GP, L.L.C.	Delaware
Carlyle Falcon Structured Solutions Manager, L.L.C.	Delaware
Carlyle Falcon Structured Solutions, L.L.C.	Delaware
Carlyle FCA Re GP, L.P.	Delaware
Carlyle FCA Re GP-GP, L.P.	Delaware
Carlyle FCA Re L.L.C.	Delaware
Carlyle Finance L.L.C.	Delaware
Carlyle Finance Subsidiary L.L.C.	Delaware
Carlyle Financial Services II, Ltd.	Cayman Islands
Carlyle Financial Services III AIV, L.L.C.	Delaware
Carlyle Financial Services III, LLC	Delaware
Carlyle Financial Services, Ltd.	Cayman Islands
Carlyle Financial Services-A, Ltd.	Cayman Islands
Carlyle Flexible Credit Opportunities Fund GP, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
Carlyle Flexible Credit Opportunities Fund GP, L.P.	Delaware
Carlyle Flight Services LLC	Delaware
Carlyle FRL GP, L.L.C.	Delaware
Carlyle Genesis UK LLC	Delaware
Carlyle Genesis US LLC	Delaware
Carlyle Global Credit Administration L.L.C.	Delaware
Carlyle Global Credit Asia HT GP, L.L.C.	Delaware
Carlyle Global Credit Asia HT GP, L.P.	Cayman Islands
Carlyle Global Credit Asia HT, L.P.	Cayman Islands
Carlyle Global Credit Investment Management L.L.C.	Delaware
Carlyle Global Market Strategies CLO 2012-4, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2015-5, Ltd.	Cayman Islands
Carlyle Global Market Strategies Commodities Funding 2014-1, Ltd	Cayman Islands
Carlyle Global Market Strategies Commodities Funding 2015-1, Ltd.	Cayman Islands
Carlyle Global Market Strategies Euro CLO 2013-1 B.V.	Netherlands
Carlyle Global Market Strategies Euro CLO 2014-1 Designated Activity Company	Ireland
Carlyle Global Market Strategies Euro CLO 2015-1 Designated Activity Company	Ireland
Carlyle Global Market Strategies Euro CLO 2015-3 Designated Activity Company	Ireland
Carlyle Global Market Strategies Euro CLO 2016-1 Designated Activity Company	Ireland
Carlyle Global Market Strategies Euro CLO 2016-2 Designated Activity Company	Ireland
Carlyle Hodge Holdings LLC	Delaware
Carlyle Holdings I Finance L.L.C.	Delaware
Carlyle Holdings I GP Inc.	Delaware
Carlyle Holdings I GP Sub L.L.C.	Delaware
Carlyle Holdings I L.P.	Delaware
Carlyle Holdings II Finance L.L.C.	Delaware
Carlyle Holdings II Finance Ltd.	Cayman Islands
Carlyle Holdings II GP L.L.C.	Delaware
Carlyle Holdings II L.L.C.	Delaware
Carlyle Holdings II L.P.	Quebec
Carlyle Holdings II Sub L.L.C.	Delaware
Carlyle Holdings III GP L.P.	Quebec
Carlyle Holdings III GP Sub L.L.C.	Delaware
Carlyle Holdings III L.P.	Quebec
CARLYLE HONG KONG EQUITY MANAGEMENT LIMITED 凱雷香港股權管理有 限公司	Hong Kong
Carlyle Huatai Limited	Cayman Islands
Carlyle IDF Management L.L.C.	Delaware
Carlyle India Advisors Private Limited	India
Carlyle Infrastructure General Partner, L.P.	Delaware
Carlyle Infrastructure GP, Ltd.	Cayman Islands
Carlyle Insurance Solutions Management Inc.	Delaware
Carlyle Insurance Solutions Management L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
Carlyle Investment Consulting (Shanghai) Co., Ltd	China
Carlyle Investment Management L.L.C.	Delaware
Carlyle Investments (Canada) Corporation	Nova Scotia
Carlyle Ireland GP, L.P.	Cayman Islands
Carlyle Irving GP, L.L.C.	Delaware
Carlyle Irving GP, L.P.	Delaware
Carlyle Irving SLP REIT Holdings, L.P.	Delaware
Carlyle Irving SLP REIT, L.L.C.	Delaware
Carlyle Irving SLP, L.P.	Delaware
Carlyle Japan Equity Management LLC	Delaware
Carlyle Japan II Ltd.	Cayman Islands
Carlyle Japan III Ltd.	Cayman Islands
Carlyle Japan IV, L.L.C.	Delaware
Carlyle Japan Ltd.	Cayman Islands
Carlyle Japan V, L.L.C.	Delaware
Carlyle Japan, LLC	Delaware
Carlyle KIPE CIP GP Member, L.L.C.	Delaware
Carlyle KIPE CIP Holdings, L.P.	Delaware
CARLYLE KNOX HOLDINGS, L.L.C.	Delaware
Carlyle Korea Ltd.	Korea, Republic of
Carlyle Latin America Real Estate Partners, L.P.	Ontario
Carlyle Lion River Coinvestment General Partner, L.P.	Cayman Islands
Carlyle Malta Advisors Limited	Malta
Carlyle Management Hong Kong Limited	Hong Kong
CARLYLE MAPLE LEAF FINANCE CO., U.L.C.	Nova Scotia
Carlyle Maple Leaf Holdings (Cayman), L.P.	Cayman Islands
Carlyle Maple Leaf Holdings (Cayman), Ltd.	Cayman Islands
Carlyle Maple Leaf Holdings, U.L.C.	Nova Scotia
Carlyle Mauritius CIS Investment Management Limited	Mauritius
Carlyle Mauritius Investment Advisors, Ltd	Mauritius
Carlyle MC GP, Ltd.	Cayman Islands
Carlyle MENA (GCC) General Partner Limited	United Arab Emirates
Carlyle MENA Advisors Limited	United Arab Emirates
Carlyle MENA General Partner, L.P.	Cayman Islands
Carlyle MENA Investment Advisors Limited	United Arab Emirates
Carlyle MENA Limited	Cayman Islands
Carlyle Mexico Advisors, S. de R.L. de C.V.	Mexico
Carlyle Mexico General Partner, L.P.	Ontario
Carlyle Mexico Holdings, S.C.	Mexico
Carlyle Mexico L.L.C.	Delaware
Carlyle Middle East, Ltd.	Cayman Islands
Carlyle Net Lease Income General Partner, LLC	Delaware
CARLYLE NGP AGRIBUSINESS HOLDINGS, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
Carlyle NGP ETP IV Holdings, L.L.C.	Delaware
Carlyle NGP Royalties I Holdings, L.L.C.	Delaware
Carlyle NGP Royalties II Holdings, L.L.C.	Delaware
Carlyle NGP Royalties III Holdings, L.L.C.	Delaware
Carlyle NGP SRA II Holdings, L.L.C.	Delaware
Carlyle NGP X Holdings, L.L.C.	Delaware
CARLYLE NGP XI HOLDINGS, L.L.C.	Delaware
Carlyle NGP XII Holdings, L.L.C.	Delaware
Carlyle NGP XIII Holdings, L.L.C.	Delaware
Carlyle Nigeria Investment Advisors Limited	Nigeria
Carlyle Ontario Credit SLP L.L.C.	Delaware
Carlyle Ontario Credit Special Limited Partner, L.P.	Cayman Islands
Carlyle Pacific GP, L.P.	Cayman Islands
Carlyle Pacific Limited	Cayman Islands
Carlyle Perú Consultoría de Inversiones S.R.L.	Peru
Carlyle Peru GP, L.P.	Cayman Islands
Carlyle Power General Partner, L.P.	Delaware
Carlyle Principal Alternative Opportunities GP, L.L.C.	Delaware
Carlyle Principal Alternative Opportunities GP, L.P.	Cayman Islands
Carlyle Private Credit GP S.a r.l.	Luxembourg
Carlyle Property Investors GP, L.L.C.	Delaware
Carlyle Real Estate Advisors France Sarl	France
CARLYLE REAL ESTATE ADVISORS LLP	England & Wales
Carlyle Real Estate Società di Gestione del Risparmio S.p.A.	Italy
Carlyle Realty Halley Coinvestment GP, L.L.C.	Delaware
Carlyle Realty II, L.P.	Delaware
Carlyle Realty III GP, L.L.C.	Delaware
Carlyle Realty III, L.L.C.	Delaware
Carlyle Realty III, L.P.	Delaware
Carlyle Realty Investment Holdings, L.P.	Delaware
Carlyle Realty IV GP, L.L.C.	Delaware
Carlyle Realty IV, L.L.C.	Delaware
Carlyle Realty IV, L.P.	Delaware
Carlyle Realty IX Lux GP, S.à. r.l.	Luxembourg
Carlyle Realty IX, L.L.C.	Delaware
Carlyle Realty V GP, L.L.C.	Delaware
Carlyle Realty V, L.L.C.	Delaware
Carlyle Realty V, L.P.	Delaware
Carlyle Realty VI, L.L.C.	Delaware
Carlyle Realty VII, L.L.C.	Delaware
Carlyle Realty VIII, L.L.C.	Delaware
Carlyle Realty X Lux GP, S.à r.l.	Luxembourg
Carlyle Realty X, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
Carlyle Realty, L.P.	Delaware
Carlyle Revolving Loan GP, L.L.C.	Delaware
Carlyle Revolving Loan GP, L.P.	Cayman Islands
Carlyle Revolving Loan II GP, L.L.C.	Delaware
Carlyle Revolving Loan II GP, L.P.	Cayman Islands
Carlyle Scopel Holdings Cayman, L.P.	Cayman Islands
Carlyle Scopel Mezzanine Loan GP, L.L.C.	Delaware
Carlyle Scopel Real Estate GP, L.L.C.	Delaware
Carlyle Scopel Senior Loan Partners GP, L.L.C.	Delaware
CARLYLE SINGAPORE INVESTMENT ADVISORS PTE LTD	Singapore
Carlyle Skyline Credit Fund GP, L.L.C.	Delaware
Carlyle Skyline Credit Fund GP, L.P.	Delaware
Carlyle South Africa Advisors	South Africa
Carlyle Spinnaker Partners 1 GP, L.L.C.	Delaware
Carlyle Spinnaker Partners 2 GP, L.L.C.	Delaware
Carlyle Star Co-Investment GP, L.L.C.	Delaware
Carlyle Structured Credit GP, L.L.C.	Delaware
Carlyle Structured Solutions G Co-Invest GP, L.L.C.	Delaware
Carlyle Structured Solutions G Co-Invest GP, L.P.	Delaware
Carlyle Tango RE Credit GP, L.P.	Delaware
Carlyle Tango, L.L.C.	Delaware
Carlyle UK GP Ltd.	England
Carlyle US CLO 2019-4, Ltd.	Bermuda
Carlyle US CLO 2024-2, Ltd.	Cayman Islands
Carlyle US CLO 2024-3, Ltd.	Cayman Islands
Carlyle US CLO 2024-4, Ltd.	Cayman Islands
Carlyle US CLO 2024-7, Ltd.	Cayman Islands
Carlyle US CLO 2024-8, Ltd.	Cayman Islands
Carlyle US CLO 2025-1, Ltd.	Cayman Islands
Carlyle US CLO 2025-4, Ltd.	Cayman Islands
Carlyle US CLO 2025-5, Ltd.	Cayman Islands
Carlyle US CLO 2025-6, Ltd.	Cayman Islands
Carlyle US CLO 2025-C, Ltd.	Cayman Islands
Carlyle US CLO 2025-E, Ltd.	Cayman Islands
Carlyle US CLO 2025-F, Ltd.	Cayman Islands
Carlyle US CLO 2025-K, Ltd.	Cayman Islands
Carlyle US CLO Master, Ltd.	Cayman Islands
Carlyle Westwood Coinvestment, S.C.Sp.	Luxembourg
CBAM CLO Management LLC	Delaware
CCD-CIF General Partner, L.P.	Delaware
CCD-CIF, L.L.C.	Delaware
CCEE Advisors (Delaware), L.L.C.	Delaware
CCIF Dollar Feeder GP, L.P.	Cayman Islands

Company Name	Jurisdiction of Incorporation or Organization
CCIF GP Ltd.	Cayman Islands
CCIF GP, L.P.	Cayman Islands
CCOF General Partner, L.P.	Delaware
CCOF II General Partner, L.P.	Delaware
CCOF II L.L.C.	Delaware
CCOF II Lux General Partner, S.à r.l.	Luxembourg
CCOF II Note Issuer General Partner, L.L.C.	Delaware
CCOF II SPV GP, LLC	Delaware
CCOF III General Partner, L.P.	Delaware
CCOF III L.L.C.	Delaware
CCOF III Lux General Partner, S.à r.l.	Luxembourg
CCOF III Note Issuer Lux General Partner, S.à r.l.	Luxembourg
CCOF III Plus General Partner, L.P.	Delaware
CCOF III Plus L.L.C.	Delaware
CCOF III Plus Lux General Partner, S.à r.l.	Luxembourg
CCOF III Plus SPV GP, LLC	Delaware
CCOF III PSV General Partner, L.P.	Delaware
CCOF III PSV L.L.C.	Delaware
CCOF III Purple Co-Invest GP, LLC	Delaware
CCOF III SPV GP, LLC	Delaware
CCOF IV General Partner, L.P.	Delaware
CCOF L.L.C.	Delaware
CCOF SPV GP, L.L.C.	Delaware
CDI Lux General Partner S1, S.C.Sp.	Luxembourg
CDI Master Fund III, L.L.C.	Delaware
CDL 2018-1 GP, L.L.C.	Delaware
CDL 2018-1 Manager, L.L.C.	Delaware
CDL 2018-2 GP, Ltd.	Cayman Islands
CDL 2020-3 Manager, L.L.C.	Delaware
CDL 2020-3, L.L.C.	Delaware
CDL Offshore GP, L.L.C.	Cayman Islands
CDL Tender Fund 2022-1 GP, L.L.C.	Delaware
CDPI General Partner, L.P.	Cayman Islands
CDPI L.L.C.	Delaware
CECP Advisors Ireland Limited	Ireland
CECP Advisors LLP	England & Wales
CECP Investment Advisors France S.A.R.L.	France
CECP, L.L.C.	Delaware
Celadon Partners, LLC	Delaware
CELF ADVISORS LLP	England
CELF, L.L.C.	Delaware
CEMOF General Partner Cayman, L.P.	Cayman Islands
CEMOF General Partner, L.P.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
CEMOF GP Cayman, Ltd.	Cayman Islands
CEMOF II General Partner, L.P.	Cayman Islands
CEOF AIV GP Cayman, L.P.	Cayman Islands
CEOF AIV GP Cayman, Ltd.	Cayman Islands
CEOF GP Cayman, Ltd.	Cayman Islands
CEOF II DE AIV GP, L.P.	Delaware
CEOF II DE GP AIV, L.L.C.	Delaware
CEOF II GP, L.L.C.	Delaware
CEOF II GP, L.P.	Cayman Islands
CEP Advisors S.r.l.	Italy
CEP II ARC 1S GP, L.P.	Delaware
CEP II ARC 2S GP, L.P.	Delaware
CEP II GP, L.P.	Alberta
CEP II Limited	Cayman Islands
CEP II Managing GP Holdings, Ltd.	Cayman Islands
CEP II Managing GP, L.P.	Scotland
CEP III ARC 1P GP, L.P.	Delaware
CEP III ARC 1Q GP, L.P.	Delaware
CEP III ARC 2P GP, L.P.	Delaware
CEP III ARC 2Q GP, L.P.	Delaware
CEP III GP, L.P.	Scotland
CEP III Limited	Cayman Islands
CEP III Managing GP Holdings, Ltd.	Cayman Islands
CEP III Managing GP, L.P.	Scotland
CEP Investment Administration Limited	Guernsey
CEP IV ARC 1A GP, L.P.	Delaware
CEP IV ARC 2A GP, L.P.	Delaware
CEP IV Dollar Feeder GP, L.P.	Scotland
CEP IV Managing GP Holdings, Ltd.	Cayman Islands
CEP IV MANAGING GP, L.P.	Scotland
CEP IV-C Limited Partner, L.P.	Scotland
CEP V Holdings, L.L.C.	Delaware
CEP V Lux GP S.à r.l.	Luxembourg
CEP V Managing GP, L.P.	Ontario
CEP V Spruce GP Lux Feeder S.à r.l.	Luxembourg
CEP V-C Limited Partner L.P.	Scotland
CEP VI Holdings, L.L.C.	Delaware
CEP VI Lux GP S.à r.l.	Luxembourg
CEP VI Managing GP, L.P.	Ontario
CER Berlin RP Co-Investment GP, Ltd.	Cayman Islands
CER Berlin RP GP, L.P.	Cayman Islands
CER Berlin RP, Ltd.	Cayman Islands
CER Coinvest GP, L.P.	Cayman Islands

Company Name	Jurisdiction of Incorporation or Organization
CER Coinvest, L.L.C.	Delaware
CER Coinvest, Ltd.	Cayman Islands
CER Italian Logistics GP LLP	England & Wales
CER Italian Logistics GP, L.P.	Scotland
CER Italian Logistics Holdings, Ltd.	Cayman Islands
CER Italian Logistics Managing GP, L.P.	Scotland
CER Net.Works GP, L.P.	Cayman Islands
CER Net.Works, Ltd.	Cayman Islands
CEREP GP, L.L.C.	Delaware
CEREP II Master Holdings, L.L.C.	Delaware
CEREP II Mezzanine GP B, L.L.C.	Delaware
CEREP II Mezzanine GP B-2, L.L.C.	Delaware
CEREP II Mezzanine GP, L.L.C.	Delaware
CEREP II Mezzanine Loan Partners B-2, L.P.	Delaware
CEREP II, L.L.C.	Delaware
CEREP III ARC 1O GP, L.P.	Delaware
CEREP III ARC 2O GP, L.P.	Delaware
CEREP III GP, L.L.C.	Delaware
CEREP III-X, L.L.C.	Delaware
CEREP Investment Holdings II, LLC	Delaware
CEREP Investment Holdings III, L.L.C.	Delaware
CEREP Investment Holdings, L.L.C.	Delaware
CEREP Master Holdings, L.L.C.	Delaware
CERF ARC LLP	England & Wales
CERF GP S.à r.l.	Luxembourg
CERF II Lux GP, S.à r.l.	Luxembourg
CERF II Managing GP Holdings, L.L.C.	Delaware
CERF II Managing GP, L.P.	Ontario
CERF III Lux GP, S.à r.l.	Luxembourg
CERF III Managing GP, L.P.	Ontario
CERF Managing GP Holdings, L.L.C.	Delaware
CERF Managing GP, L.P.	Scotland
CETP ARC 1I GP, L.P.	Delaware
CETP ARC 1J GP, L.P.	Delaware
CETP ARC 2I GP, L.P.	Delaware
CETP ARC 2J GP, L.P.	Delaware
CETP GP (Cayman) Limited	Cayman Islands
CETP GP, L.P.	Scotland
CETP II ARC 1L GP, L.P.	Delaware
CETP II ARC 1M GP, L.P.	Delaware
CETP II ARC 2L GP, L.P.	Delaware
CETP II ARC 2M GP, L.P.	Delaware
CETP II GP (Cayman) Limited	Cayman Islands

Company Name	Jurisdiction of Incorporation or Organization
CETP II GP, L.P.	Scotland
CETP II Managing GP Holdings, Ltd.	Cayman Islands
CETP II Managing GP, L.P.	Scotland
CETP III ARC 1F GP, L.P.	Delaware
CETP III ARC 1G GP, L.P.	Delaware
CETP III ARC 2F GP, L.P.	Delaware
CETP III ARC 2G GP, L.P.	Delaware
CETP III GP, L.P.	Scotland
CETP III Holdings, L.L.C.	Delaware
CETP III Managing GP Holdings, L.L.C.	Delaware
CETP III Managing GP, L.P.	Scotland
CETP IV Holdings, L.L.C.	Delaware
CETP IV Lux GP S.à r.l.	Luxembourg
CETP IV Managing GP, L.P.	Ontario
CETP Managing GP Holdings, Ltd.	Cayman Islands
CETP Managing GP, L.P.	Scotland
CETP V Holdings, L.L.C.	Delaware
CETP V Lux GP S.à r.l	Luxembourg
CETP V Managing GP, L.P.	Ontario
CG AlpInvest Holdings B.V.	Netherlands
CG Subsidiary Holdings L.L.C.	Delaware
CGCIM (Southern), L.L.C.	Delaware
CGEP III General Partner Lux S1, S.C.Sp.	Luxembourg
CGEP III GP S1, L.L.C.	Delaware
CGEP III GP, L.L.C.	Delaware
CGEP III Lux GP, S.à r.l.	Luxembourg
CGEP III Managing GP, L.P.	Ontario
CGFSP II Limited	Cayman Islands
CGH, L.L.C.	Delaware
CGH-1, L.L.C.	Delaware
CGIOF Feeder (Scotland) GP, LLP	Scotland
CGIOF General Partner S1, L.P.	Cayman Islands
CGIOF General Partner, L.P.	Cayman Islands
CGIOF GP S1, L.L.C.	Delaware
CGIOF GP, L.L.C.	Delaware
CGIOF II GP S1, L.L.C.	Delaware
CGIOF II GP, L.L.C.	Delaware
CGIOF II Lux GP, S.à r.l.	Luxembourg
CGIOF II Managing GP, L.P.	Ontario
CGIOF II Sub Commitment, L.L.C.	Delaware
CGP Care GP, L.L.C.	Cayman Islands
CGP General Partner (CY-1), L.P.	Cayman Islands
CGP General Partner (DE-1), L.P.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
CGP General Partner II S1, L.P.	Delaware
CGP General Partner II, L.P.	Cayman Islands
CGP General Partner S3, L.L.C.	Delaware
CGP General Partner S3, L.P.	Cayman Islands
CGP General Partner, L.P.	Cayman Islands
CGP II General Partner S3, L.L.C.	Delaware
CGP II General Partner S3, L.P.	Cayman Islands
CGP II Lux GP, S.à r.l.	Luxembourg
CGP II S1 Holdings, L.L.C.	Delaware
CGP II S1, L.L.C.	Delaware
CGP II, L.L.C.	Delaware
China CMA GP, L.P.	Cayman Islands
China CMA GP, Ltd.	Cayman Islands
CIC Advisors LLP	England & Wales
CIC UK, L.L.C.	Delaware
CICF General Partner (Parallel), S.à r.l.	Luxembourg
CICF General Partner, L.P.	Delaware
CICF II General Partner, L.P.	Delaware
CICF II Lux General Partner, S.à r.l.	Luxembourg
CICF II Note Issuer General Partner, L.L.C.	Delaware
CICF II SPV GP, L.L.C.	Delaware
CICF II, L.L.C.	Delaware
CICF Note Issuer General Partner, L.L.C.	Delaware
CICF, L.L.C.	Delaware
CIEP General Partner, L.P.	Cayman Islands
CIEP GP, L.L.C.	Delaware
CIEP II GP, L.L.C.	Delaware
CIEP II Lux GP S.à r.l.	Luxembourg
CIEP II Managing GP, L.P.	Ontario
CIM (Delaware), Inc.	Delaware
CIM Advisors France SAS	France
CIM Europe S.à r.l.	Luxembourg
CIM Global Asia, L.L.C.	Delaware
CIM Global Cayman Limited	Cayman Islands
CIM Global, L.L.C.	Delaware
CIP ARC 1H GP, L.P.	Delaware
CIP ARC 2H GP, L.P.	Delaware
CIP Cayman GP Ltd.	Cayman Islands
CIP Direct GP (Cayman), L.P.	Cayman Islands
CIP Direct GP LLC	Delaware
CIP U.S. Direct GP, L.P.	Delaware
CJIP Co-Investment III GP, L.P.	Cayman Islands
CJIP III General Partner, L.P.	Cayman Islands

Company Name	Jurisdiction of Incorporation or Organization
CJIP IV Co-Investment GP, L.P.	Cayman Islands
CJIP IV General Partner, L.P.	Cayman Islands
CJIP IV Lux GP, S.à r.l.	Luxembourg
CJIP V Co-Investment GP, L.P.	Cayman Islands
CJIP V General Partner, L.P.	Cayman Islands
CJIP V Lux GP, S.à r.l	Luxembourg
CJP Co-Investment III GP, L.P.	Cayman Islands
CJP II General Partner, L.P.	Cayman Islands
CJP II International GP, L.P.	Cayman Islands
CJP III General Partner, L.P.	Cayman Islands
CJP III Japan ILP GP, Ltd.	Cayman Islands
CJP IV Co-Investment GP, L.P.	Cayman Islands
CJP IV General Partner, L.P.	Cayman Islands
CJP IV Japan ILP GP, Ltd.	Cayman Islands
CJP SE IX Holdings GP, L.L.C.	Delaware
CJP SE X Holdings GP, L.L.C.	Delaware
CJP V Co-Investment GP, L.P.	Cayman Islands
CJP V General Partner, L.P	Cayman Islands
CJP V HC Holdings I GP, L.L.C.	Delaware
CJP V HC Holdings III GP, L.L.C.	Delaware
CJP V HC Holdings IV GP, L.L.C.	Delaware
CJP V HC Holdings V GP, L.L.C.	Delaware
CJP V HC Holdings XI GP, L.L.C.	Delaware
CJP V HC Holdings XII GP, L.L.C.	Delaware
CJP V HC Holdings XIII GP, L.L.C.	Delaware
CJP V HC Holdings XIV GP, L.L.C.	Delaware
CJP V Japan ILP GP, Ltd	Cayman Islands
CLABF General Partner, L.P.	Cayman Islands
CLABF, L.L.C.	Delaware
CLARE Partners D, L.P.	Ontario
CLAREP Co-Investment, L.P.	Ontario
CLAREP GP, L.L.C.	Delaware
CLAREP Mexico, L.P.	Ontario
CLOE III General Partner, L.L.C.	Delaware
CMP General Partner, L.P.	Delaware
Corra Holdings GP, Ltd.	Cayman Islands
Corra Investments GP, Ltd.	Cayman Islands
CP Circle Holdco GP, LLC	Delaware
CP Deluxe Holdco GP, LLC	Delaware
CP Granite Holdco GP, LLC	Delaware
CP Growth GP Cayman, L.L.C.	Delaware
CP Growth GP Cayman, L.P.	Cayman Islands
CP Growth GP, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
CP Growth GP, L.P.	Delaware
CP Growth Holdings, L.L.C.	Delaware
CP Growth Lux GP, S.à r.l.	Luxembourg
CP Medalist Holdco GP, LLC	Delaware
CP Mercury Holdco GP, LLC	Delaware
CP Moose Holdco GP, LLC	Delaware
CP Prime Holdings GP, L.L.C.	Delaware
CP Riser Holdco GP, LLC	Delaware
CP V General Partner, L.L.C.	Delaware
CP V S3 GP, Ltd.	Cayman Islands
CP Warrior Holdco GP, LLC	Delaware
CP Yield Holdco GP, LLC	Delaware
CPC V GP, LLC	Delaware
CPE Buyout GP, S.à r.l.	Luxembourg
CPEP EU Holdings, L.L.C.	Delaware
CPEP EU MANAGING GENERAL PARTNER, L.P.	Ontario
CPEP General Partner, L.P.	Delaware
CPEP GP, LLC	Delaware
CPEP HedgeCo GP, Ltd	Cayman Islands
CPEP Lux GP S.à r.l.	Luxembourg
CPEP Seed Investments GP, LLC	Delaware
CPEP Seed Investments, L.P.	Delaware
CPEX Aggregator GP, LLC	Delaware
CPP II General Partner, L.P.	Delaware
CREA Germany GmbH	Germany
CREA UK, L.L.C.	Delaware
Credit Acquisitions-2 General Partner, L.P.	Cayman Islands
Credit Acquisitions-2, L.L.C.	Delaware
Credit Acquisitions-3 General Partner, L.P.	Cayman Islands
Credit Acquisitions-3, L.L.C.	Delaware
CREV General Partner, L.L.C.	Delaware
CREV General Partner, L.P.	Cayman Islands
CRFI IV AIV GP, L.L.C.	Delaware
Crispy Holdings GP, L.L.C.	Delaware
CRP III AIV GP, L.L.C.	Delaware
CRP III AIV GP, L.P.	Delaware
CRP IV AIV GP, L.L.C.	Delaware
CRP IV AIV GP, L.P.	Delaware
CRP V AIV GP, L.L.C.	Delaware
CRP V AIV GP, L.P.	Delaware
CRP V-A AIV GP, L.L.C.	Delaware
CRQP III AIV GP, L.L.C.	Delaware
CRQP IV AIV GP, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
CRQP IV-A AIV GP, L.L.C.	Delaware
CRSEF General Partner Lux S1, S.C.Sp.	Luxembourg
CRSEF GP S1, L.L.C.	Delaware
CRSEF GP, L.L.C.	Delaware
CRSEF II General Partner Lux S1, S.C.Sp.	Luxembourg
CRSEF II GP S1, L.L.C.	Delaware
CRSEF II GP, L.L.C.	Delaware
CRSEF II Lux GP S.à r.l.	Luxembourg
CRSEF II Managing GP, L.P.	Ontario
CRSEF Lux GP S.à r.l.	Luxembourg
CRSEF Managing GP, L.P.	Ontario
CSABF AIV GP, L.L.C.	Delaware
CSABF General Partner Limited	Cayman Islands
CSABF General Partner, L.P.	Cayman Islands
CSG IIF SM Member GP, LLC	Delaware
CSG IIF SM Member, L.P.	Delaware
CSG Manager, LLC	Delaware
CSG Special Member, LLC	Delaware
CSL III Advisor, LLC	Delaware
CSP II (CAYMAN) GENERAL PARTNER, L.P.	Cayman Islands
CSP II (Cayman) GP, Ltd.	Cayman Islands
CSP II General Partner, L.P.	Delaware
CSP III (Cayman) General Partner, L.P.	Cayman Islands
CSP III AIV General Partner (Cayman), L.P.	Cayman Islands
CSP III AIV GP (Cayman), Ltd.	Cayman Islands
CSP III Cayman International AIV GP, L.P.	Cayman Islands
CSP III General Partner, L.P.	Delaware
CSP IV (Cayman 1) General Partner, L.P.	Cayman Islands
CSP IV (Cayman 2) General Partner, L.P.	Cayman Islands
CSP IV (Cayman 2) GP, Ltd.	Cayman Islands
CSP IV (Cayman 3) General Partner, L.P.	Cayman Islands
CSP IV (Cayman 3) GP, Ltd.	Cayman Islands
CSP IV ARF Delaware 3, L.L.C.	Delaware
CSP IV ARF General Partner, L.P.	Delaware
CSP IV General Partner, L.P.	Delaware
CSS ESHL 2024-1 Topco LLC	Delaware
CSS ESHL 2024-1 Topco Manager LLC	Delaware
CSS Ignition 2025-1 Topco Manager L.L.C.	Delaware
CSS MH 2023-1 Topco Manager L.L.C.	Delaware
CSS MH 2024-1 Topco L.L.C.	Delaware
CSS NB Topco LLC	Delaware
CSS NB Topco Manager LLC	Delaware
CSS PSL 2023-1 AcquisitionCo L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
CSS PSL 2023-1 AcquisitionCo Manager L.L.C.	Delaware
CSS SL 2024-1 Topco LLC	Delaware
CSS SL 2024-1 Topco Manager LLC	Delaware
CSS Solar 2024-1 TopCo L.L.C.	Delaware
CSS Solar 2024-1 TopCo Manager L.L.C.	Delaware
CSS SRT 2025-1 Topco LLC	Delaware
CSS SRT 2025-1 Topco Manager LLC	Delaware
CSS Swift Topco Manager 2024-1 L.L.C.	Delaware
CSS Swift Topco Manager L.L.C.	Delaware
CSSAF General Partner (SA) Partnership	South Africa
CSSAF GP Ltd.	Cayman Islands
CSSAF Managing Partnership, L.P.	Cayman Islands
CSV GP, L.L.C.	Delaware
CVP II DHS Holdings GP, L.L.C.	Delaware
DBD Investors III, L.L.C.	Delaware
DGAM Management Services, Inc.	Cayman Islands
Direct Portfolio Management B.V.	Netherlands
Dynasty General Partner, LLC	Delaware
EF Holdings, Ltd.	Cayman Islands
Emu Holdings GP, Ltd.	Cayman Islands
Everlast Holdings Partnership GP, LLC	Delaware
Five Overseas CG Investment L.L.C.	Delaware
Flex Credit Acquisition Company LLC	Delaware
Fountain Holdings GP, L.L.C.	Delaware
Geo Holdings GP, L.L.C.	Delaware
Green Holdings GP, L.L.C.	Delaware
Greenleaf Co-Invest Partners GP, L.L.C.	Delaware
Guaymas GP, L.L.C.	Delaware
HSP ARC 1D GP, L.P.	Delaware
HSP ARC 2D GP, L.P.	Delaware
Invisible Holdings GP, L.L.C.	Delaware
Keystone Investment Holdings GP, L.L.C.	Delaware
Kilometer Holdings GP, Ltd.	Cayman Islands
LA Real Estate Partners C, L.P.	Ontario
LAREP B, L.P.	Ontario
Latin America RE Partners E, L.P.	Ontario
Lux General Partner, L.L.C.	Delaware
MAIN STREET 1045 (PTY) LTD.	South Africa
NW Alp GP, LLC	Delaware
Odin Hedgeco GP, Ltd.	Cayman Islands
Oeral Investments BV	Netherlands
Prism Parent Holdings GP, LLC	Delaware
Project Titan General Partner, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
Prudential Bauhinia PE Fund I LTE GP, L.P.	Delaware
Prudential Bauhinia Private Equity Fund I GP, LLC	Cayman Islands
PT. Carlyle Indonesia Advisors	Indonesia
Rio Branco 2 GP, L.L.C.	Delaware
SCPI General Partner, L.L.C.	Delaware
Siren Holdings GP, Ltd.	Cayman Islands
Stable Harvest Topco Manager L.L.C.	Delaware
Strategic Ag Ventures Topco Manager L.L.C.	Delaware
Studio Cruise GP, L.L.C.	Delaware
TC Group Cayman Investment Holdings Sub L.P.	Cayman Islands
TC Group Cayman Investment Holdings, L.P.	Cayman Islands
TC Group Cayman Sub L.P.	Cayman Islands
TC Group Cayman, L.P.	Cayman Islands
TC Group CEMOF II, L.L.C.	Delaware
TC Group CEMOF, L.L.C.	Delaware
TC Group CMP, L.L.C.	Delaware
TC Group CPP II, L.L.C.	Delaware
TC Group CSP II, L.L.C.	Delaware
TC Group CSP III Cayman, L.L.C.	Delaware
TC Group CSP III Cayman-S3, L.L.C.	Delaware
TC Group CSP III, L.L.C.	Delaware
TC Group CSP IV, L.L.C.	Delaware
TC Group Infrastructure Direct GP, L.L.C.	Delaware
TC Group Infrastructure, L.L.C.	Delaware
TC Group Investment Holdings Limited Partner L.L.C.	Delaware
TC Group Investment Holdings Sub L.P.	Delaware
TC Group Investment Holdings, L.L.C.	Delaware
TC Group Investment Holdings, L.P.	Delaware
TC Group IX Lux GP, S.à r.l.	Luxembourg
TC Group IX, L.L.C.	Delaware
TC Group IX, L.P.	Delaware
TC Group Management, L.L.C.	Delaware
TC Group Phoenix SPV, L.P.	Delaware
TC Group Phoenix SPV, LLC	Delaware
TC Group Potomac SPV, L.P.	Delaware
TC Group Potomac SPV, LLC	Delaware
TC Group Sub L.P.	Delaware
TC Group V Cayman S3, L.P.	Cayman Islands
TC Group V Cayman, L.P.	Cayman Islands
TC Group V Managing GP, L.L.C.	Delaware
TC Group V S1, L.L.C.	Delaware
TC Group V S1, L.P.	Delaware
TC Group V US, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
TC Group V US, L.P.	Delaware
TC Group V, L.L.C.	Delaware
TC Group V, L.P.	Delaware
TC Group VI - F, L.L.C.	Delaware
TC GROUP VI CAYMAN, L.L.C.	Delaware
TC Group VI Cayman, L.P.	Cayman Islands
TC Group VI S1, L.L.C.	Delaware
TC Group VI S1, L.P.	Delaware
TC Group VI S1-F, L.L.C.	Delaware
TC Group VI, L.L.C.	Delaware
TC Group VI, L.P.	Delaware
TC Group VII Care, L.P.	Delaware
TC Group VII Cayman Care, L.P.	Cayman Islands
TC Group VII Cayman, L.L.C.	Delaware
TC Group VII Cayman, L.P.	Cayman Islands
TC Group VII Lux Care GP, S.à r.l.	Luxembourg
TC Group VII Lux GP, S.à r.l.	Luxembourg
TC Group VII S1, L.L.C.	Delaware
TC Group VII S1, L.P.	Delaware
TC Group VII, L.L.C.	Delaware
TC Group VII, L.P.	Delaware
TC Group VIII Cayman Holdings, L.L.C.	Cayman Islands
TC Group VIII Cayman, L.L.C.	Delaware
TC Group VIII Cayman, L.P.	Cayman Islands
TC Group VIII Holdings, L.L.C.	Delaware
TC Group VIII Lux GP, S.à r.l.	Luxembourg
TC Group VIII, L.L.C.	Delaware
TC Group VIII, L.P.	Delaware
TC Group, L.L.C.	Delaware
TC Group-Energy LLC	Delaware
TC Group-Energy-S2 LLC	Delaware
TCG 2014 Coinvestment Acquisitions, L.P.	Cayman Islands
TCG 2014 GP Ltd.	Cayman Islands
TCG AP Investment Holdings Ltd.	Cayman Islands
TCG Capital Markets L.L.C.	Delaware
TCG Credit KFA Co-Invest Manager, LLC	Delaware
TCG Energy Investment Holdings (Cayman), L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman, L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman-S1, L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman-S3, L.P.	Cayman Islands
TCG Energy Investment Holdings, L.P.	Delaware
TCG FBIE Holdings Ltd.	Cayman Islands
TCG FBIE Holdings, L.P.	Cayman Islands

Company Name	Jurisdiction of Incorporation or Organization
TCG FBIE Manager (Delaware), L.L.C.	Delaware
TCG Financial Services II A, L.L.C.	Delaware
TCG Financial Services II A1, L.P.	Delaware
TCG Financial Services II, L.P.	Cayman Islands
TCG Financial Services III AIV, L.P.	Delaware
TCG Financial Services III, L.P.	Cayman Islands
TCG Financial Services L.P.	Cayman Islands
TCG Financial Services-A, L.P.	Cayman Islands
TCG Holdings Finance Co. L.L.C.	Delaware
TCG Horizon Strategic GP, LLC	Delaware
TCG Pattern Investment Holdings, L.P.	Cayman Islands
TCG Power Opportunities, L.L.C.	Delaware
TCG R/C RW GP Corp	Delaware
TCG Realty Investment Holdings, L.L.C.	Delaware
TCG RW ILP Corp	Delaware
TCG Senior Funding L.L.C.	Delaware
TCG Ventures II, L.L.C.	Delaware
TCG Ventures II, L.P.	Delaware
TCG Ventures III, L.L.C.	Delaware
TCG Ventures III, L.P.	Delaware
The Carlyle Group (Luxembourg) S.à r.l.	Luxembourg
The Carlyle Group Employee Co., L.L.C.	Delaware
The Carlyle Group Espana, SL	Spain
The Carlyle Group Inc.	Delaware
The Shaper Holdings GP, L.L.C.	Delaware
Trinity Holdings GP, Ltd.	Cayman Islands
TTC Holdings GP, L.L.C.	Delaware
Ultimate General Partner, LLC	Delaware
Wheels Aggregator GP, L.L.C.	Delaware
Wisdom Holdings GP, L.L.C.	Delaware